	American Heritage Growth Fund
	Portfolio of Investments
	April 30, 2006 (Unaudited)

COMMON STOCKS
Shares		Value	% of Net Assets
Basic Materials
5,000	Blastgard International, Inc.*	1,900
5,000	Canarc Resource Corp. *	4,000
		5,900	6.09%
Consumer Services
5,000	Interep Naitonal Radio Sales, Inc.*	3,650
1,000	Protalex, Inc.*	3,920
1,000	Tempur Pedic International, Inc.*	15,790
500	Viacell, Inc.*	2,895
		26,255	27.11%
Healthcare
500	Hythiam, Inc.*	4,470
20,000	Millenia Hope, Inc. *	1,880
2,500	Nexmed, Inc. *	2,000
2,000	Unigene Laboratories, Inc.*	7,840
2,500	VioQuest Pharmaceuticals, Inc.*	2,450
		18,640	19.25%
Industrials
1,000	Eden Energy Corp.*	2,750
10,000	Worldwater Corp.*	4,400
		7,150	7.38%

Technology
55,000	Ecuity, Inc.*	330
4,750	Powerhouse Technology, Inc.*	2,328
1,500	Simulations Plus, Inc. *	6,225
		8,883	9.17%

TOTAL COMMON STOCKS (Cost $89,079)		66,828	69.01%

CASH & EQUIVALENTS
44,869	First American Treasury Obligation Class Y 4.32%**	44,869
	(Cost $44,869)

TOTAL INVESTMENTS (Cost $133,948)		111,697	115.35%

LIABILITIES IN EXCESS OF OTHER ASSETS		-14,862	-15.35%

NET ASSETS		$96,835	100.00%

* Non-income producing securities.
** Variable Rate Security at April 30, 2006

NOTES TO FINANCIAL STATEMENTS
American Heritage Growth Fund
1. SECURITY TRANSACTIONS
At April 30, 2006, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $133,948 amounted to $(22,269), which consisted of aggregate gross unrealized appreciation of
$8,017 and aggregate gross unrealized depreciation of $(30,286).